UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 27, 2007


                          ABN AMRO MORTGAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     333-57027-04                                           36-3886007
-------------------------                      ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


181 West Madison Street
Chicago, Illinois                                               60602
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (248) 643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABN Amro Mortgage Corporation, Resecuritization Pass-Through Certificates, Series 1999-RS1 pursuant to the terms of the Pooling Agreement, dated as of July 1, 1999, among ABN AMRO Mortgage Corporation, as depositor, and The First National Bank of Chicago, as trustee.

     On June 27, 2007 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

                (a)   Not applicable

                (b)   Not applicable

                (c)   The following exhibit is filed as part of this report:

                      Statement to Certificateholders on June 27, 2007 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                ABN Amro Mortgage Corporation, Resecuritization
                Pass-Through Certificates, Series 1999-RS1

                The Bank of New York, as successor to JPMorgan Chase Bank, N.A., successor to Bank One Trust Company, NA successor to The First National Bank of Chicago, not in its individual capacity but solely as Trustee under the Agreement referred to herein


                By:     /s/ Maria Tokarz
                        ------------------------------

                Name:   Maria Tokarz
                Title:  Assistant Vice President

                Date:   July 3, 2007

                                 EXHIBIT INDEX

Exhibit         Description

99.1            Statement to Certificateholders (June 27, 2007)


EXHIBIT 99.1
------------

==================================================================================================================================
ABN AMRO MORTGAGE CORPORATION                                 Administrator: Annette Marsula
Multi-Class Pass-Through Certificates, Series 1999-RS1        JPMorgan Chase Bank, N.A. as successor in interest to Bank One, N.A.
                                                              4 New York Plaza, 6th Floor
STATEMENT TO CERTIFICATEHOLDERS                               New York, NY  10004
==================================================================================================================================

Distribution Date:    27-June-07

(i) (D) All Realized Losses incurred on the Underlying Mortgage Loans

-------------------------------------------------------------------------------------------------------
                                        Underlying           Current      Cumulative   Cumulative
                            Cusip         Loan              Realized       Realized    Realized Losses
   Issue Series            Number         Group              Losses         Losses     since Issuance
-------------------------------------------------------------------------------------------------------
BSMSI 96-5, B3           073914RL9     Aggregate Pool           $0.00     $104,300.76     $270,722.75
BSMSI 98-1, B3           073914ZH9        Group 1               $0.00      $99,127.12   Not Available
DLJ 94-3, B2             23321PJH2     Aggregate Pool           $0.00      $19,710.00   $1,656,536.73
DLJ 98-2, CB3            23321PS33      Groups 2 & 3            $0.00     $480,897.85     $480,897.85
FNW 98-W7, B2            31359UZY4     Aggregate Pool           $0.00     $383,834.01     $383,834.01
HMSI 98-3, B3            42209EGJ3     Aggregate Pool           $0.00      $52,581.22      $52,581.22
PNC 98-14, DB3           69348RBW5    Groups 3, 4 & 5           $0.00   $1,426,270.92   $1,426,270.92
PNC 98-2, CB3            69348LUZ0      Groups 1 & 2            $0.00     $570,219.15     $570,219.15
PNC 98-7, 2B3            69348LR84        Group 2               $0.00     $872,725.88     $872,725.88
PNC 99-1, 1B3            69348REN2        Group 1               $0.00     $298,912.43     $298,912.43
PNC 98-6, CB3            69348LK73    Groups 2, 3 & 4           $0.00     $743,895.55     $743,895.55
RALI 97-QS4, M3          76110FHX4     Aggregate Pool           $0.00     $214,726.66   Not Available
RAST 97-A1, B3           126691K52     Aggregate Pool           $0.00     $475,700.21     $475,700.21
RAST 98-A6, B3           12669ASE5      Groups 1 & 2            $0.00     $857,868.11     $857,868.11
RAST 98-A15, B3          12669A2Y9     Aggregate Pool           $0.00     $153,996.38     $153,996.38
RAST 99-A1, B3           12269A5N0     Aggregate Pool           $0.00   $2,041,910.45   $2,041,910.45
SAMI 98-10, B3           86358HEW5     Aggregate Pool           $0.00       $4,197.78       $4,197.78
SAMI 98-12, B3           86358HGR4     Aggregate Pool           $0.00           $0.00           $0.00
SAMI 98-11, B3           86358HFV6     Aggregate Pool           $0.00      $15,958.98      $15,958.98
SAMI 98-8, 4-B3          86358HCL1        Group 4               $0.00     $207,550.41     $207,550.41
--------------------------------------------------------------------------------------------------------


(i) (E) & (I) All Realized Losses, and amount and percentage of any Pooled Security Credit Support remaining with respect to such Pooled Security

-----------------------------------------------------------------------------------------------------------------------
                                        Underlying            Current       Cumulative      Amount of     Percentage of
                           Cusip           Loan               Realized        Realized        Credit          Credit
   Issue Series           Number          Group               Losses          Losses         Support         Support
-----------------------------------------------------------------------------------------------------------------------
BSMSI 96-5, B3           073914RL9     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
BSMSI 98-1, B3           073914ZH9        Group 1               $0.00           $0.00           $0.00           0.00%
DLJ 94-3, B2             23321PJH2     Aggregate Pool           $0.00           $0.00     $109,757.52           2.44%
DLJ 98-2, CB3            23321PS33      Groups 2 & 3            $0.00           $0.00           $0.00           0.00%
FNW 98-W7, B2            31359UZY4     Aggregate Pool           $0.00           $0.00   $1,828,117.02          11.45%
HMSI 98-3, B3            42209EGJ3     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
PNC 98-14, DB3           69348RBW5    Groups 3, 4 & 5           $0.00           $0.00           $0.00           0.00%
PNC 98-2, CB3            69348LUZ0      Groups 1 & 2            $0.00           $0.00           $0.00           0.00%
PNC 98-7, 2B3            69348LR84        Group 2               $0.00           $0.00           $0.00           0.00%
PNC 99-1, 1B3            69348REN2        Group 1               $0.00           $0.00           $0.00           0.00%
PNC 98-6, CB3            69348LK73    Groups 2, 3 & 4           $0.00           $0.00           $0.00           0.00%
RALI 97-QS4, M3          76110FHX4     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
RAST 97-A1, B3           126691K52     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
RAST 98-A6, B3           12669ASE5      Groups 1 & 2            $0.00           $0.00           $0.00           0.00%
RAST 98-A15, B3          12669A2Y9     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
RAST 99-A1, B3           12269A5N0     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
SAMI 98-10, B3           86358HEW5     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
SAMI 98-12, B3           86358HGR4     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
SAMI 98-11, B3           86358HFV6     Aggregate Pool           $0.00           $0.00           $0.00           0.00%
SAMI 98-8, 4-B3          86358HCL1        Group 4               $0.00           $0.00           $0.00           0.00%
------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Page 2

(i) (F)  The amount, aggregate principal balance and percentage of the Underlying Mortgage Loans that were delinquent, in foreclosure, or REO properties
----------------------------------------------------------------------------------------------------------------------
                      Underlying
                         Loan                  30 Days         60 Days        90 Days           In             REO
   Issue Series          Group              Delinquent      Delinquent      Delinquent     Foreclosure      Property
----------------------------------------------------------------------------------------------------------------------
BSMSI 96-5, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
BSMSI 98-1, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
DLJ 94-3, B2          Aggregate Pool                 2              0               0               0               0
                                            633,059.69           0.00            0.00            0.00            0.00
                                                14.05%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
DLJ 98-2, CB3         Groups 2 & 3                   0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
FNW 98-W7, B2         Aggregate Pool                 9              0               5               0               0
                                            780,383.73           0.00      612,856.61            0.00            0.00
                                                 4.89%          0.00%           3.84%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
HMSI 98-3, B3         Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
PNC 98-14, DB3        Groups 3, 4 & 5                0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
PNC 98-2, CB3         Groups 1 & 2                   0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
PNC 98-7, 2B3         Group 2                        0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
PNC 99-1, 1B3         Group 1                        0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
PNC 98-6, CB3         Groups 2, 3 & 4                0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
RALI 97-QS4, M3       Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
RAST 97-A1, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
RAST 98-A6, B3        Groups 1 & 2                   0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
RAST 98-A15, B3       Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
RAST 99-A1, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
SAMI 98-10, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
SAMI 98-12, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
SAMI 98-11, B3        Aggregate Pool                 0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
SAMI 98-8, 4-B3       Group 4                        0              0               0               0               0
                                                  0.00           0.00            0.00            0.00            0.00
                                                 0.00%          0.00%           0.00%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                                                   Page 3

(iii)   The number and aggregate Pooled Security Distribution Date Principal Balance of all the Pooled Securities
        and the amount of principal and interest

                Number of Pooled Securities                       2
                Aggregate Principal Balance           $1,228,871.57
                Principal Distributed                    $31,067.13
                Interest Distributed                      $7,384.25

(iv)    The aggregate outstanding principal balance of the Underlying Mortgage Loans

                 Aggregate Balance                   $20,469,745.74

                                                                                                                   Page 4

==================================================================================================================================
ABN AMRO MORTGAGE CORPORATION                                 Administrator: Annette Marsula
Multi-Class Pass-Through Certificates, Series 1999-RS1        JPMorgan Chase Bank, N.A. as successor in interest to Bank One, N.A.
                                                              4 New York Plaza, 6th Floor
STATEMENT TO CERTIFICATEHOLDERS                               New York, NY  10004
==================================================================================================================================

Distribution Date:    27-June-07


----------------------------------------------------------------------------------------------------------------------------------
                      Original          Beginning                                                                      Ending
                     Certificate       Certificate     Principal       Interest         Total         Realized      Certificate
   Class (1)         Face Value          Balance      Distribution   Distribution    Distribution    Losses (2)       Balance
----------------------------------------------------------------------------------------------------------------------------------
        A            $22,781,094.00     $582,781.07      $14,270.12       $2,817.37      $17,087.49           $0.00     $568,510.95
       B-1           $10,936,320.00           $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
       B-2            $8,214,000.00           $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
       B-3            $5,776,000.00     $677,000.00      $17,000.00       $4,513.33      $21,513.33           $0.00     $660,000.00
        R                     $0.00           $0.00           $0.00           $1.05           $1.05           $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------------
     Total           $47,707,414.00   $1,259,781.07      $31,270.12       $7,331.75      $38,601.87           $0.00   $1,228,510.95
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class A Certificates are comprised of the following three Components:


----------------------------------------------------------------------------------------------------------------------------------
                      Original          Beginning                                                                      Ending
                     Certificate       Certificate     Principal       Interest         Total         Realized      Certificate
   Component         Face Value*        Balance*      Distribution   Distribution    Distribution      Losses        Balance**
----------------------------------------------------------------------------------------------------------------------------------
     A-1-C           $15,564,840.65     $422,605.33      $10,485.24       $2,817.37      $13,302.61           $0.00     $412,120.09
     A-2-C            $7,216,253.35     $160,175.74       $3,784.88           $0.00       $3,784.88           $0.00     $156,390.86
     A-3-C              $228,719.40           $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------------
     Total           $22,781,094.00     $582,781.07      $14,270.12       $2,817.37      $17,087.49           $0.00     $568,510.95
------------------------------------------------------------------------------------------------------------------------------------

* Class A-3-C is an Interest-only Component, and the Balance reflected is a Notional Balance
** Class A-3-C Ending Certificate Balance is an estimated Notional Balance


----------------------------------------------------------------------------------------------------------------------------------
                             AMOUNTS PER $1,000 UNIT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ending
                                      Principal         Interest         Total          Realized      Certificate     Remittance
     Class           Cusip            Distribution      Distribution   Distribution       Losses        Balance         Rates
----------------------------------------------------------------------------------------------------------------------------------
        A          00077BKC6            0.62640188      0.12367141      0.75007328      0.00000000     24.95538406              (3)
       B-1         00077BKD4            0.00000000      0.00000000      0.00000000      0.00000000      0.00000000        8.00000%
       B-2         00077BKE2            0.00000000      0.00000000      0.00000000      0.00000000      0.00000000        8.00000%
       B-3         00077BKF9            2.94321330      0.78139370      3.72460699      0.00000000    114.26592798        8.00000%
-----------------------------------------------------------------------------------------------------------------------------------
(3) The Class A Remittance Rate is composed of the following three Components:


----------------------------------------------------------------------------------------------------------------------------------
                             AMOUNTS PER $1,000 UNIT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ending
                                        Principal       Interest         Total         Realized      Certificate     Remittance
     Class              Cusip         Distribution    Distribution   Distribution       Losses         Balance         Rates
----------------------------------------------------------------------------------------------------------------------------------
     A-1-C                             0.67364904      0.18100860      0.85465764      0.00000000     26.47762989        8.00000%
     A-2-C                             0.52449378      0.00000000      0.52449378      0.00000000     21.67203013        0.00000%
     A-3-C                             0.00000000      0.00000000      0.00000000      0.00000000      0.00000000        8.00000%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 1



                          Pursuant to Section 3.8 (a)
                   of the Trust Agreement dated July 1, 1999


(i)     Available Funds                                                                $38,398.88


(ii)    Amount of interest being distributed to each Class of Certificates and         See Page 1
        The Remittance Rate for each Class of Certificates                             See Page 1


(iii)   Amount of principal being distributed on each Class of Certificates            See Page 1


(iv)    Loss Amounts allocated to the most subordinate Class or Classes of
        Certificates                                                                   See Page 1


(v)     Class Principal Balances for each Class of Certificates                        See Page 1


(vi)    Aggregate Pooled Security Distribution Date Principal Balance as of
        the second immediately preceding Pooled Security Distribution Date          $1,259,938.70


(vii)   Aggregate Pooled Security Distribution Date Principal Balance as of
        the immediately preceding Pooled Security Distribution Date                 $1,228,871.57



                                                                                                                       Page 2

                          Pursuant to Section 3.8 (a)
                   of the Trust Agreement dated July 1, 1999

(i) (A), (G) & (H) The Pooled Security Distribution Date Principal Balance, the
                   amount of principal distributed & the total amount distributed

-----------------------------------------------------------------------------------------------------
                                                                                            Total
   Issue Series             Cusip          Beginning        Ending        Principal        Amount
    Certificate            Number           Balance         Balance      Distributed     Distributed
-----------------------------------------------------------------------------------------------------
BSMSI 96-5, B3           073914RL9               $0.00          $0.00           $0.00           $0.00
BSMSI 98-1, B3           073914ZH9               $0.00          $0.00           $0.00           $0.00
DLJ 94-3, B2             23321PJH2         $112,077.14    $111,565.61         $511.53       $1,118.61
DLJ 98-2, CB3            23321PS33               $0.00          $0.00           $0.00           $0.00
FNW 98-W7, B2            31359UZY4       $1,147,861.56  $1,117,305.96      $30,555.60      $37,332.77
HMSI 98-3, B3            42209EGJ3               $0.00          $0.00           $0.00           $0.00
PNC 98-14, DB3           69348RBW5               $0.00          $0.00           $0.00           $0.00
PNC 98-2, CB3            69348LUZ0               $0.00          $0.00           $0.00           $0.00
PNC 98-7, 2B3            69348LR84               $0.00          $0.00           $0.00           $0.00
PNC 99-1, 1B3            69348REN2               $0.00          $0.00           $0.00           $0.00
PNC 98-6, CB3            69348LK73               $0.00          $0.00           $0.00           $0.00
RALI 97-QS4, M3          76110FHX4               $0.00          $0.00           $0.00           $0.00
RAST 97-A1, B3           126691K52               $0.00          $0.00           $0.00           $0.00
RAST 98-A6, B3           12669ASE5               $0.00          $0.00           $0.00           $0.00
RAST 98-A15, B3          12669A2Y9               $0.00          $0.00           $0.00           $0.00
RAST 99-A1, B3           12269A5N0               $0.00          $0.00           $0.00           $0.00
SAMI 98-10, B3           86358HEW5               $0.00          $0.00           $0.00           $0.00
SAMI 98-12, B3           86358HGR4               $0.00          $0.00           $0.00           $0.00
SAMI 98-11, B3           86358HFV6               $0.00          $0.00           $0.00           $0.00
SAMI 98-8, 4-B3          86358HCL1               $0.00          $0.00           $0.00           $0.00
------------------------------------------------------------------------------------------------------


(i) (B) & (C)   The Pooled Security Interest Rate, Interest distributed,
                the Interest Shortfall and Uncollected Interest

------------------------------------------------------------------------------------------------------

   Issue Series            Cusip             Interest                       Interest      Uncollected
    Certificate           Number                Rate         Interest       Shortfall       Interest
------------------------------------------------------------------------------------------------------
BSMSI 96-5, B3           073914RL9               $0.00          $0.00           $0.00           $0.00
BSMSI 98-1, B3           073914ZH9               $0.00          $0.00           $0.00           $0.00
DLJ 94-3, B2             23321PJH2         $112,077.14    $111,565.61         $511.53       $1,118.61
DLJ 98-2, CB3            23321PS33               $0.00          $0.00           $0.00           $0.00
FNW 98-W7, B2            31359UZY4       $1,147,861.56  $1,117,305.96      $30,555.60      $37,332.77
HMSI 98-3, B3            42209EGJ3               $0.00          $0.00           $0.00           $0.00
PNC 98-14, DB3           69348RBW5               $0.00          $0.00           $0.00           $0.00
PNC 98-2, CB3            69348LUZ0               $0.00          $0.00           $0.00           $0.00
PNC 98-7, 2B3            69348LR84               $0.00          $0.00           $0.00           $0.00
PNC 99-1, 1B3            69348REN2               $0.00          $0.00           $0.00           $0.00
PNC 98-6, CB3            69348LK73               $0.00          $0.00           $0.00           $0.00
RALI 97-QS4, M3          76110FHX4               $0.00          $0.00           $0.00           $0.00
RAST 97-A1, B3           126691K52               $0.00          $0.00           $0.00           $0.00
RAST 98-A6, B3           12669ASE5               $0.00          $0.00           $0.00           $0.00
RAST 98-A15, B3          12669A2Y9               $0.00          $0.00           $0.00           $0.00
RAST 99-A1, B3           12269A5N0               $0.00          $0.00           $0.00           $0.00
SAMI 98-10, B3           86358HEW5               $0.00          $0.00           $0.00           $0.00
SAMI 98-12, B3           86358HGR4               $0.00          $0.00           $0.00           $0.00
SAMI 98-11, B3           86358HFV6               $0.00          $0.00           $0.00           $0.00
SAMI 98-8, 4-B3          86358HCL1               $0.00          $0.00           $0.00           $0.00
------------------------------------------------------------------------------------------------------
                                                                                                                         Page 1




RECONCILIATION SECTION

                                         First Security Investor Reporting, L.P.
----------------------------------------------------------------------------------------------------------------
DEAL NAME:  DLJ Mortgage Acceptance Corp. Trust Certificates       ISSUE DATE:         27-June-07
SERIES:     Series 1999-RS1                                        DISTRIBUTION DATE:  27-June-07
                                                                   RUN DATE:           26-June-07    12:40:18 PM
----------------------------------------------------------------------------------------------------------------

CASH RECONCILIATION
-------------------------------------------------------------------------------
Total Collections                                                  $38,451.38
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DISTRIBUTION SUMMARY AND RECONCILIATION:
-------------------------------------------------------------------------------
Total Collections                                                  $38,451.38
    less:  Trustee Fee                                                 $52.50
    plus: Amounts deposited from B-2 Rounding Account                   $0.00
            Amounts deposited from B-3 Rounding Account               $422.12
                                                                  ============
Available Funds                                                    $38,821.00 A


Distributions (Section 3.5)
(A) To Class A-1                                                   $17,087.49
                 To Component A-1                    $13,302.61
                 To Component A-2                     $3,784.88
                 To Component A-3                         $0.00
(B) To B-1                                                              $0.00
(C) To B-2                                                              $0.00
(D) To B-3                                                         $21,513.33
(E) To R                                                                $1.05
To Reimburse the B-2 Rounding Account                                   $0.00
To Reimburse the B-3 Rounding Account                                 $219.13
                                                                   ===========
Total Amount Distributed                                           $38,821.00 B
                                                                  -------------
                                                                  =============
Difference between A and B                                              $0.00

